NEW ISSUE COMPUTATIONAL MATERIALS


                          $1,200,000,000 (APPROXIMATE)

                           RAMP SERIES 2003-RS2 TRUST
                                     Issuer

                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                                   Depositor

                        RESIDENTIAL FUNDING CORPORATION
                                Master Servicer

                MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
                                SERIES 2003-RS2

                                 MARCH 11, 2003

                     GMAC RFC SECURITIES (graphic omitted)


     ANY TRANSACTIONS IN THE CERTIFICATES WILL BE EFFECTED THROUGH RESIDENTIAL FUNDING SECURITIES CORPORATION.

EXPECTED TIMING:      Pricing Date:       On or about March [14], 2003
                      Settlement Date:    On or about March [28], 2003
                      First Payment       April 25, 2003
                      Date:


STRUCTURE:            Group I:            $600.0 million SURETY structure
                      Group II:           $600.0 million SURETY structure
                      Rating Agencies:    Moody's and Standard & Poor's




________________________________________________________________________________
This Information was prepared by J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

     STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION


The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

________________________________________________________________________________
This Information was prepared by J.P. Morgan Securities Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



                      STRUCTURAL SUMMARY
                        MARCH 11, 2002
                  RAMP SERIES 2003-RS2 TRUST
                 $1,200,000,000 (APPROXIMATE)
                      SUBJECT TO REVISION
CHARACTERISTICS OF THE CERTIFICATES (1), (2), (3), (4)
-------- ----------- ----------- ---------- ----------- ------------- ------------- ----------------- ------------- ------------
                       RATINGS      BOND      PAYMENT      INTEREST   WA LIFE (YRS.)PMT. WINDOW (MOS.)  EXP. MAT.       FINAL
                                               DELAY       ACCRUAL                                        (MOS.)      SCHEDULED
 CLASS      AMOUNT      (S&P       TYPE       (DAYS)       BASIS       TO CALL/TO    TO CALL / # OF    TO CALL/TO    MATURITY
            ($)       /MOODY'S)                                            MAT.            MOS.            MAT.
-------- ----------- ----------- ---------- ----------- ------------- ------------- ----------------- ------------- ------------
-------- ----------- ----------- ---------- ----------- ------------- ------------- ----------------- ------------- ------------
A-I-1    $227,800,000 AAA / Aaa   Floating       0       Actual/360   0.90 / 0.90      1 - 22 / 22    1/05 / 1/05   March 2022
                                     (5)
A-I-2    38,700,000   AAA / Aaa   Fixed (6)      24        30/360     2.00 / 2.00      22 - 26 / 5    5/05 / 5/05   March 2024
A-I-3    126,400,000  AAA / Aaa   Fixed (6)      24        30/360     3.00 / 3.00      26 - 48 / 23   3/07 / 3/07     January
                                                                                                                       2029
A-I-4    75,900,000   AAA / Aaa   Fixed (6)      24        30/360      5.00 / 5.00     48 - 76 / 29   7/09 / 7/09   April 2031
A-I-5    71,200,000   AAA / Aaa  Fixed (7,8)     24         30/360     8.09 / 10.29   76 - 102 / 27    9/11 / 7/21  March 2033
A-I-6    60,000,000   AAA / Aaa    Fixed -       24         30/360     6.44 / 6.58    37 - 102 / 66    9/11 / 4/21   November
                                   NAS (6)                                                                             2032
A-II     600,000,000  AAA / Aaa   Floating       0        Actual/360   2.85 / 3.10     1 - 95 / 95     2/11 / 8/20  March 2033
                                    (8,9)
TOTAL    $1,200,000,000

-------- ----------- ----------- ---------- ----------- ------------- ------------- ----------------- ------------- ------------

(1)  Class sizes subject to a 10% variance.

(2)  Pricing Prepayment Speed Assumption:

               Group I Loans: 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter)
               Group II Loans: 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter)

(3) Each Certificate is illustrated as priced to both (i) the 10% clean-up call of the related Loan Group and (ii) to the maturity of the related Loan Group.

(4) Ambac will guarantee timely principal and interest, subject to certain limitations, as described herein.

(5) The lesser of (i) one-month LIBOR plus the related margin and (ii) the weighted average of the net mortgage rates of the group I mortgage loans.

(6) The pass-through rate on the Class A-I-2, Class A-I-3, Class A-I-4 and Class A-I-6 Certificates will be equal to the related fixed rate per annum.

(7) The pass-through rate on the Class A-I-5 Certificate will be equal to the related fixed rate per annum, in each case subject to certain limitations, as provided herein.

(8) If the 10% optional call for Loan Group I is not exercised, the related fixed rate per annum on the Class A-I-5 Certificates will increase by 0.50% per annum on the second distribution date after the first possible optional call date. Likewise, if the 10% optional call for Loan Group II is not exercised, the margin on the Class A-II Certificates will double on the second distribution date after the first possible optional call date.

(9) The least of (i) one-month LIBOR plus the related margin, (ii) the weighted average of the net mortgage rates of the group II mortgage loans and (iii) 14.00% per annum.

ISSUER:                      RAMP Series 2003-RS2 Trust.

CERTIFICATES: The Class A-I Certificates are primarily backed by first lien, fixed-rate mortgage loans (the "Group I Loans").

The Class A-II Certificates are primarily backed by first lien, adjustable-rate mortgage loans (the "Group II Loans").

The Class A-I and Class A-II Certificates, collectively are referred to as the "Class A Certificates".

LEAD MANAGER:                J.P. Morgan Securities Inc.

CO-MANAGERS:  Deutsche Bank  Securities  Inc.,  Residential  Funding  Securities
     Corporation and Salomon Smith Barney, Inc.

DEPOSITOR: Residential Asset Mortgage Products, Inc. ("RAMP")

MASTER  SERVICER:   Residential   Funding  Corporation  (the  "Seller,"  "Master
     Servicer" or "RFC"), an indirect wholly-owned subsidiary of GMAC Mortgage Group, Inc.

SUBSERVICER:  Primary  servicing  will  be  provided  by  HomeComings  Financial
     Network, Inc. ("HomeComings") with respect to approximately 95.89% of the Group I Loans and 97.94% of the Group II Loans. HomeComings is a wholly-owned subsidiary of Residential Funding Corporation.

CERTIFICATE INSURER: Ambac Assurance Corporation ("Ambac"), rated Aaa by Moody's and AAA by Standard & Poor's.

TRUSTEE: JPMorgan Chase Bank.

PRICING PREPAYMENT SPEED ASSUMPTION: Group I - 23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter).

Group II - 25% HEP (2.5% CPR in month 1, building to 25% CPR by month 10, and remaining constant at 25% CPR thereafter).

STATISTICAL CALCULATION DATE: March 1, 2003. The weighted average mortgage loan characteristics presented herein are not expected to materially change at closing.

CUT-OFF DATE:                March 1, 2003.

SETTLEMENT DATE:             March [28], 2003.

DISTRIBUTION DATES: 25th of each month (or the next the business day if such a day is not a business day) commencing in April 2003.

FORM OF CERTIFICATES: Book-entry form through DTC, Clearstream and Euroclear.

MINIMUM DENOMINATIONS: $25,000 and integral multiples of $1 in excess thereof.

ERISACONSIDERATIONS: It is expected that the Class A Certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGALINVESTMENT:   The  Certificates   will  not  constitute   "mortgage-related
     securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

TAX  STATUS: One or more REMIC elections.

OPTIONAL CALL: If the aggregate principal balance of either Group I or Group II falls below 10% of the original principal balance of the respective group ("Optional Call Date"), the Master Servicer may terminate the trust with respect to that loan group. However, no termination of the trust with respect to either loan group will be permitted if the Certificate Insurer can show a reasonable probability that it would result in a draw on the Policy, unless the Certificate Insurer consents. The optional calls are independent of each other.

CREDIT ENHANCEMENT: A. AMBAC WRAP ("THE POLICY"). Ambac will guarantee: (a) interest on each class of the Class A Certificates at the related Pass-Through Rate, (b) the amount of any losses allocated to the Class A Certificates not covered by excess cash flow or overcollateralization, and
     (c) the payment of principal on the Class A Certificates by no later than the March 2033 distribution date. The Policy will not guarantee any interest shortfalls relating to the Relief Act, prepayment interest shortfalls, basis risk shortfalls, or any deferred interest with respect to the loans with a negative amortization feature.

B. OVERCOLLATERALIZATION ("OC").

                                             GROUP I           GROUP II
   INITIAL (%ORIG.)                          0.00%              0.00%
   OC TARGET (% ORIG.)                      [2.50%]            [8.25%]
   STEPDOWN OC TARGET (% CURRENT)         [5.00%] (1)       [16.50%] (1)
   OC FLOOR (% ORIG.)                        0.50%              0.50%
   OC HOLIDAY                                [None]            [None]

(1) Subject to certain trigger events as specified in the underlying documents.

C.      CROSS-COLLATERALIZATION.

The trust provides for cross-collateralization through the application of excess cash flow generated by one loan group to cover losses and to fund the required level of OC in the non-related loan group to the extent not covered by the excess cash flow for the non-related loan group.

D. EXCESS SPREAD.

o Group I: Initially equal to approximately 445 bps per annum (before losses) and is expected to be available to build OC starting on the April 2003 Distribution Date.

o Group II: Initially equal to approximately 610 bps per annum (before losses) and is expected to be available to build OC starting on the April 2003 Distribution Date.

PRIORITY OF PAYMENTS: Payments to the certificate holders will be made from the available amount from each loan group as follows:

(1)                              Distribution  of interest to the related
                                 Class A Certificates;

(2)                              Distribution of principal to the related
                                 Class A Certificates;

(3)                              Distribution of principal to the related
                                 Class A Certificates, and subsequently, to the non-related Class A Certificates, to cover some realized losses;

(4)                              Reimbursement to the certificate insurer
                                 for  prior   draws  made  on  the   certificate
                                 guaranty insurance policy;

(5)                              Distribution of additional  principal to
                                 the related Class A Certificates, and subsequently, to the non-related Class A Certificates, from the excess interest on the related mortgage loans, until the required level of overcollateralization is reached;

(6)                              Payment   to  the   related   Class   A
                                 Certificates   and    subsequently,    to   the
                                 non-related Class A Certificates in respect of prepayment interest shortfalls;

(7)                              To the extent  provided in the prospectus
                                 supplement,   payment   to   the   Class   A-II
                                 Certificates in respect of any Basis Risk Shortfall Carry-Forward Amount;

(8) Distribution of any remaining funds to the non-offered certificates

INTEREST ACCRUAL PERIOD: Classes A-I-2 through A-I-6 Certificates: the calendar month preceding the current Distribution Date on a 30/360 basis.

Class A-I-1 and Class A-II Certificates: from and including the preceding Distribution Date (for the first accrual period, the closing date) to but excluding the current Distribution Date on an actual/360 basis.

PASS-THROUGH RATES:          Group I Pass-Through Rates:

o _______ On each Distribution Date, the Class A-I-1 Pass-Through Rate will be a per annum rate equal to the lesser of (x) One-Month LIBOR plus __% (the "Class A-I-1 Margin"), and (y) the Class A-I-1 Net WAC Cap Rate.
o _______ On each Distribution Date, for the Class A-I-2, Class A-I-3, Class A-I-4 and Class A-I-6 Certificates, interest will accrue at a fixed rate equal to their respective fixed rate coupons.
o _______ On each Distribution Date, for the Class A-I-5 Certificates, interest will accrue at a fixed rate, equal to the lesser of (a) the respective fixed rate coupon and (b) the Group I Net WAC Cap Rate.
o _______ The fixed rate coupon on the Class A-I-5 Certificates will increase by 0.50% per annum for any Distribution Date on and after the second Distribution Date after the first possible Optional Call Date for the Group I Loans.

                             Group II: Pass-Through Rate:
o _______ The Class A-II Pass-Through Rate will be a per annum rate equal to the least of (x) One-Month LIBOR plus __% (the "Class A-II Margin"), and for any Distribution Date on and after the second Distribution Date following the first Optional Call Date for the Group II Loans, One-Month LIBOR plus 2 times the Class A-II Margin, (y) 14%, and (z) the Group II Net WAC Cap Rate.

GROUP I NET WAC CAP RATE: ____ For any distribution date, a per annum rate equal to the weighted average of the Net Mortgage Rates of the Group I Loans as of the end of the calendar month immediately preceding the month in which such distribution date occurs.

CLASS A-I-1 NET WAC CAP RATE: _______ The product of (x) the Group I Net WAC Cap Rate and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

GROUP II NET WAC CAP RATE: With respect to any Distribution Date and the Group II Certificates, the product of (x) the weighted average of the Net Mortgage Rates of the Group II Loans, and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related interest accrual period.

                             For any Distribution Date on which the Pass-Through Rate on the Class A-II Certificates is limited to the Group II Net WAC Cap Rate, the resulting shortfall will carry forward with interest, thereon, subject to a maximum of 14% (the "Basis Risk Shortfall Carry-Forward Amount").

WEIGHTED AVERAGE MONTHLY FEES: Master servicing fee and sub-servicing fee of approximately: 0.357% for Group I 0.504% for Group II

The Policy premium for the related Class A Certificates as stated in the underlying documents.

NET  MORTGAGE  RATE:  With respect to any mortgage loan, the mortgage rate minus
     (a) the master servicing fee, (b) the sub-servicing fee and (c) the related rate at which The Policy premium accrues.

COMPENSATING INTEREST: With respect to each loan group, the Master Servicer will be required to cover prepayment interest shortfalls in full up to the lesser of (a) one-twelfth of 0.125% of the stated principal balance of the mortgage loans in that loan group immediately preceding that Distribution Date, and (b) the sum of the Master Servicing Fee payable to the Master Servicer plus reinvestment income for such distribution date with respect to that loan group. Excess Cash Flow may also be available to cover prepayment interest shortfalls, subject to the priority of distribution for Excess Cash Flow.

ADVANCES: The Master Servicer will advance delinquent principal and interest to the extent the advance is recoverable from future collections on the loan. Advances are required to be made only to the extent they are deemed by the master servicer to be recoverable from related late collections, insurance proceeds or liquidation proceeds.

GROUPI PRINCIPAL DISTRIBUTIONS:Group I available principal will be distributed first to the Class A-I-6 Certificates in an amount equal to the Class A-I-6 Lockout Distribution Amount for that distribution date (refer to the underlying table). The remaining amounts will be paid to the Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5 and Class A-I-6 Certificates, in that order, until paid in full.

CLASSA-I-6 PRO RATA DISTRIBUTION  AMOUNT:  For any Distribution  Date, an amount equal to the product of (x) a fraction, the numerator of which is the principal balance of the Class A-I-6 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate principal balance of the Class A-I Certificates immediately prior to that Distribution Date, and (y) the Group I available principal for that Distribution Date.

CLASSA-I-6 LOCKOUT DISTRIBUTION AMOUNT: For any distribution date, the product of (x) the Class A-I-6 Lockout Percentage for that distribution date and
     (y) the Class A-I-6 Pro Rata Distribution Amount for that distribution date. In no event shall the Class A-I-6 Lockout Distribution Amount for a distribution date exceed the Group I Principal Distribution Amount for that distribution date.

     CLASS A-I-6 LOCKOUT PERCENTAGE

     DISTRIBUTION DATES                                  LOCKOUT
                                                       PERCENTAGE
     Apr. 2003 through and including Mar.                  0%
     2006
     Apr. 2006 through and including Mar.                  45%
     2008
     Apr. 2008 through and including Mar.                  80%
     2009
     Apr. 2009 through and including Mar.                 100%
     2010
     Apr. 2010 and thereafter                             300%

GROUPI  STEPDOWN  DATE:  The  later  to occur  of (x) the  Distribution  Date in
     October 2005 and (y) the first Distribution Date on which the related overcollateralization amount immediately prior to that Distribution Date is equal to or greater than [5.00]% of the aggregate Stated Principal Balance of the Group I Loans as of the end of the preceding due period.

GROUPII  PRINCIPAL   DISTRIBUTIONS:   Group  II  available   principal  will  be
     distributed to the Class A-II Certificates until paid in full.

GROUPII  STEPDOWN  DATE:  The  later to occur  of (x) the  Distribution  Date in
     October 2005 and (y) the first Distribution Date on which the related overcollateralization amount immediately prior to that Distribution Date is equal to or greater than [16.50]% of the aggregate Stated Principal Balance of the Group II Loans as of the end of the preceding due period.

COLLATERAL DESCRIPTION:   Two groups: Group I (fixed) and Group II (adjustable).

o _______ Loan Group I will consist of primarily first lien, fixed-rate mortgage loans with an aggregate principal balance of approximately $600,030,667 as of the Cut-off Date.

o _______ Loan Group II will consist of primarily first lien, adjustable-rate mortgage loans with an aggregate principal balance of approximately $600,262,515 as of the Cut-off Date.

THE NEGOTIATED CONDUIT
ASSET PROGRAM:

     The mortgage loans included in the trust were acquired and evaluated under Residential Funding's "Negotiated Conduit Asset Program" or NCA program. The NCA program includes mortgage loans that do not meet the guidelines for Residential Funding's standard securitization programs. Examples include mortgage loans with greater debt-to-income ratios, mortgage loans with a combination of higher LTV for reduced documentation type, or mortgage loans with a combination of higher LTV for the credit grade.

     Residential Funding's standard programs are identified as follows:

o _______ Jumbo A program, under which Residential Funding purchases "A quality," non-conforming mortgage loans, which are then securitized under the RFMSI shelf.

o _______ Expanded Criteria program, under which Residential Funding purchases mortgage loans to "A quality" borrowers whose collateral characteristics differ from conforming and jumbo guidelines, which are then securitized under the RALI shelf.

o _______ Home Solution program, under which Residential Funding purchases first lien mortgage loans with LTV's up to 107 and for which the related borrowers may have limited cash, may not want to take cash out of their investments, or may want to finance the full value of the home plus closing costs, which are then securitized under the RAMP-RZ shelf.

o _______ AlterNet program, under which Residential Funding purchases mortgage loans with characteristics that do not meet traditional "A quality" credit requirements, which are then securitized under the RASC shelf.

                             In addition, the NCA program includes mortgage loans, identified as "Seasoned Loans," that were included in mortgage pools previously securitized by affiliates of Residential Funding. These mortgage loans may not conform to Residential Funding's current underwriting criteria or documentation requirements.


   RAMP SERIES 2003-RS2 - COLLATERAL CHARACTERISTICS (GROUP I MORTGAGE LOANS)
                                 SUMMARY REPORT

Principal Balance                       $600,030,667
Number of Mortgage Loans                       3,397

                             AVERAGE MINIMUM MAXIMUM
Original Principal Balance                  $177,621    $11,100    $1,700,000

                        WEIGHTED AVERAGE MINIMUM MAXIMUM
Original Term (mos)                              336        120           360
Remaining Term to Maturity (mos)                 332         47           360
Age (mos)                                          4          0           176
Mortgage Rate                                 7.747%     5.125%       14.000%
Loan-to-Value Ratio                           85.30%     20.00%       111.00%
Credit Score                                     671        494           815

LIEN POSITION                        % OF LOAN GROUP            LOAN PURPOSE            % OF LOAN GROUP
1st Lien                                      99.83%            Purchase                         54.80%
                                                                Equity Refinance                 34.03%
OCCUPANCY                            % OF LOAN GROUP            Rate/Term Refinance              11.17%
Primary Residence                             91.45%
Second/Vacation                                0.64%            PROPERTY TYPE           % OF LOAN GROUP
Non-Owner Occupied                             7.92%            Single-family detached           62.27%
                                                                PUD (detached)                   15.97%
DOCUMENTATION                        % OF LOAN GROUP            Two- to four-family              15.35%
                                                                units
Full Documentation                            32.30%            Condo Low-Rise                    3.47%
Reduced Documentation                         67.70%            PUD (attached)                    1.27%
                                                                Co-op                             0.65%
SERVICING                            % OF LOAN GROUP            Manufactured Home                 0.56%
Homecomings                                   95.89%            Townhouse                         0.28%
                                                                Condo High-Rise                   0.13%
DELINQUENCY                          % OF LOAN GROUP            Condo Mid-Rise                    0.07%
Current                                       95.55%
30 to 59 Days Delinquent                       4.33%            PERCENT OF POOL
60 to 89 Days Delinquent                       0.12%             WITH PREPAYMENT                 55.32%
                                                                PENALTY

EXCEPTION CATEGORY                   % OF LOAN GROUP            PERCENT OF POOL
Expanded Criteria Exceptions                  68.03%             OVER 80% LTV WITH MI            63.37%
(RALI)
Alternet Exceptions (RASC)                    24.80%
Jumbo A Exceptions (RFMSI)                     2.98%
Seasoned Loans                                 2.23%
Home Solution Exceptions (RAMP-RZ)             1.96%


                CREDIT SCORE DISTRIBUTION OF THE GROUP I LOANS
                                                              % OF CURRENT
                            NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RANGE OF CREDIT SCORES        LOANS         BALANCE             BALANCE
499 or less                       4        $508,899               0.08%
500 to 519                        6       1,198,129               0.20
520 to 539                       15       3,104,363               0.52
540 to 559                       28       4,189,065               0.70
560 to 579                       51       7,846,169               1.31
580 to 599                      124      17,903,763               2.98
600 to 619                      263      43,879,614               7.31
620 to 639                      486      83,653,748              13.94
640 to 659                      593     104,147,671              17.36
660 to 679                      506      93,976,332              15.66
680 to 699                      416      74,959,188              12.49
700 to 719                      332      62,445,333              10.41
720 to 739                      206      38,173,880               6.36
740 to 759                      180      29,609,749               4.93
760 >=                          180      33,524,144               5.59
SUBTOTAL WITH CREDIT          3,390    $599,120,045              99.84%
SCORES:
Not Available (1)                 7         910,622              0.15
TOTAL:                        3,397    $600,030,667             100.00%
(1) Group I Loans indicated as having a Credit Score that is "not available" include mortgage Loans where the Credit Score was not provided by the related seller and Group I Loans where no credit history can be obtained for the related mortgagor.

        ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP I LOANS
                                                              % OF CURRENT
ORIGINAL MORTGAGE           NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
AMOUNT ($)                    LOANS         BALANCE             BALANCE
0 to 100,000                    920     $63,552,454              10.59%
100,001 to 200,000            1,417     204,132,336             34.02
200,001 to 300,000              616     149,900,647             24.98
300,001 to 400,000              278      95,612,324             15.93
400,001 to 500,000              108      49,171,571              8.19
500,001 to 600,000               30      16,324,871              2.72
600,001 to 700,000               14       8,533,649              1.42
700,001 to 800,000                5       3,673,794              0.61
800,001 to 900,000                4       3,511,975              0.59
900,001 to 1,000,000              4       3,918,596              0.65
1,600,001 to 1,700,000            1       1,698,449              0.28
TOTAL:                        3,397    $600,030,667             100.00%

                     MORTGAGE RATES OF THE GROUP I LOANS
                                                              % OF CURRENT
MORTGAGE                    NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                      LOANS         BALANCE             BALANCE
5.000 to 5.499                   21      $6,063,002                 1.01%
5.500 to 5.999                   51      13,383,175                2.23
6.000 to 6.499                  184      50,606,467                8.43
6.500 to 6.999                  329      71,182,175               11.86
7.000 to 7.499                  394      68,781,006               11.46
7.500 to 7.999                  785     142,013,063               23.67
8.000 to 8.499                  744     120,552,710               20.09
8.500 to 8.999                  440      71,186,798               11.86
9.000 to 9.499                  150      19,964,925                3.33
9.500 to 9.999                  170      24,660,152                4.11
10.000 to 10.499                 53       6,594,012                1.10
10.500 to 10.999                 30       2,920,051                0.49
11.000 to 11.499                 12         817,991                0.14
11.500 to 11.999                 11         595,295                0.10
12.000 to 12.499                  8         358,366                0.06
12.500 to 12.999                 10         237,630                0.04
13.500 to 13.999                  3          49,847                0.01
14.000 to 14.499                  2          64,002                0.01
TOTAL:                        3,397    $600,030,667               100.00%

                   NET MORTGAGE RATES OF THE GROUP I LOANS
                                                              % OF CURRENT
NET MORTGAGE                NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                      LOANS         BALANCE             BALANCE
4.500 to 4.999                   10      $3,244,653                 0.54%
5.000 to 5.499                   44      12,732,778                2.12
5.500 to 5.999                  144      39,231,662                6.54
6.000 to 6.499                  311      73,087,948               12.18
6.500 to 6.999                  396      68,182,318               11.36
7.000 to 7.499                  666     120,204,783               20.03
7.500 to 7.999                  837     138,384,796               23.06
8.000 to 8.499                  520      84,163,534               14.03
8.500 to 8.999                  193      28,212,102                4.70
9.000 to 9.499                  154      19,939,637                3.32
9.500 to 9.999                   54       8,136,762                1.36
10.000 to 10.499                 26       2,479,289                0.41
10.500 to 10.999                 10         893,904                0.15
11.000 to 11.499                 11         483,614                0.08
11.500 to 11.999                 16         539,039                0.09
13.000 to 13.499                  2          35,560                0.01
13.500 to 13.999                  3          78,289                0.01
TOTAL:                        3,397    $600,030,667               100.00%

              ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP I LOANS
                                                              % OF CURRENT
ORIGINAL LOAN-TO-VALUE      NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
RATIO (%)                     LOANS         BALANCE             BALANCE
0.01 to 50.00                    93     $14,386,648                 2.40%
50.01 to 55.00                   31       6,353,055                1.06
55.01 to 60.00                   57      12,691,157                2.12
60.01 to 65.00                   71      14,692,443                2.45
65.01 to 70.00                  123      25,978,495                4.33
70.01 to 75.00                  179      42,346,086                7.06
75.01 to 80.00                  611     122,534,249               20.42
80.01 to 85.00                  140      23,232,649                3.87
85.01 to 90.00                  558      96,697,232               16.12
90.01 to 95.00                1,030     169,643,266               28.27
95.01 to 100.00                 467      67,233,595               11.21
100.01 to 110.00                 36       4,212,752                0.70
110.01 to 120.00                  1          29,040                0.01
TOTAL:                        3,397    $600,030,667               100.00%

    GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP I LOANS
                                                              % OF CURRENT
                            NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
STATE                         LOANS         BALANCE             BALANCE
New York                        283     $71,038,317                11.84%
California                      243      61,579,434               10.26
Florida                         432      56,764,039                9.46
New Jersey                      220      50,306,903                8.38
Illinois                        247      42,241,133                7.04
Arizona                         176      32,587,830                5.43
Virginia                        125      26,791,935                4.47
Texas                           155      23,092,031                3.85
Nevada                          102      22,365,094                3.73
Colorado                         95      18,672,807                3.11
Other                         1,319     194,591,146               32.43
TOTAL:                        3,397    $600,030,667               100.00%
(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.

                  MORTGAGE LOAN PURPOSE OF THE GROUP I LOANS
                                                              % OF CURRENT
LOAN                        NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
PURPOSE                       LOANS         BALANCE             BALANCE
Purchase                      1,963    $328,834,369                54.80%
Equity Refinance              1,098     204,177,545               34.03
Rate/Term Refinance             336      67,018,753               11.17
TOTAL:                        3,397    $600,030,667               100.00%

                     OCCUPANCY TYPES OF THE GROUP I LOANS
                                                              % OF CURRENT
                            NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
OCCUPANCY                     LOANS         BALANCE             BALANCE
Primary Residence             2,955    $548,699,705                91.45%
Non Owner-occupied              417      47,508,670                7.92
Second/Vacation                  25       3,822,292                0.64
TOTAL:                        3,397    $600,030,667               100.00%

                   MORTGAGED PROPERTY TYPES OF THE GROUP I LOANS
                                                                    % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
PROPERTY TYPE                       LOANS          BALANCE             BALANCE
Single-family detached              2,214     $373,609,891              62.27%
Planned Unit Developments             468       95,823,799             15.97
(detached)
Two- to four-family units             418       92,100,216             15.35
Condo Low-Rise (less than 5           165       20,831,699              3.47
stories)
Planned Unit Developments              48        7,600,223              1.27
(attached)
Co-op                                  21        3,909,112              0.65
Manufactured Home                      38        3,339,054              0.56
Townhouse                              16        1,666,839              0.28
Condo High-Rise (9 stories or           6          758,403              0.13
more)
Condo Mid-Rise (5 to 8 stories)         3          391,432              0.07
TOTAL:                              3,397     $600,030,667             100.00%

            MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP I LOANS
                                                              % OF CURRENT
                            NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
DOCUMENTATION TYPE            LOANS         BALANCE             BALANCE
Reduced Documentation         2,283    $406,209,163                67.70%
Full Documentation            1,114     193,821,503               32.30
TOTAL:                        3,397    $600,030,667               100.00%

                PREPAYMENT PENALTY TERMS OF THE GROUP I LOANS
                                                              % OF CURRENT
PREPAYMENT PENALTY          NUMBER OF  CURRENT PRINCIPAL       PRINCIPAL
TERM                          LOANS         BALANCE             BALANCE
None                          1,407    $268,113,726               44.68%
12 Months                       695     132,041,697               22.01
24 Months                        60      11,923,856                1.99
36 Months                       815     125,834,349               20.97
60 Months                       405      58,472,475                9.74
Other                            15       3,644,565                0.61
TOTAL:                        3,397    $600,030,667              100.00%
(1)     Not 0, 12, 24,36 of 60 months and not more than 60 months.


       RAMP SERIES 2003-RS2 - COLLATERAL CHARACTERISTICS (GROUP II LOANS)
                                 SUMMARY REPORT

Principal Balance                        $600,262,515
Number of Mortgage Loans                        3,970

                             AVERAGE MINIMUM MAXIMUM
Original Principal Balance                   $151,644    $17,250   $1,091,800

                        WEIGHTED AVERAGE MINIMUM MAXIMUM
Original Term (mos)                               360        180          360
Remaining Term to Maturity (mos)                  356        115          360
Age (mos)                                           4          0          186
Mortgage Rate                                  8.308%     3.625%      13.100%
Loan-to-Value Ratio                            92.19%     24.00%      110.00%
Credit Score                                      633          5          802

Margin                                         7.165%     0.500%      12.850%
Initial Periodic Cap                           2.940%     1.000%       7.000%
Periodic Cap                                   1.187%     1.000%       2.000%
Maximum Mortgage Rate                         14.548%     9.500%      20.100%
Minimum Mortgage Rate                          7.711%     0.500%      13.100%
Next Rate Adj. (mos)                               26          0           82

LIEN POSITION                         % OF LOAN GROUP            LOAN PURPOSE             % OF LOAN GROUP
1st Lien                                       99.99%            Purchase                          54.72%
                                                                 Equity Refinance                  39.46%
OCCUPANCY                             % OF LOAN GROUP            Rate/Term Refinance                5.82%
Primary Residence                              95.34%
Non-Owner Occupied                              4.19%            PROPERTY TYPE            % OF LOAN GROUP
Second/Vacation                                 0.47%            Single-family detached            79.04%
                                                                 PUD (detached)                     9.67%
DOCUMENTATION                         % OF LOAN GROUP            Two- to four-family                4.42%
                                                                 units
Full Documentation                             65.02%            Condo Low-Rise                     3.82%
Reduced Documentation                          34.98%            PUD (attached)                     2.12%
                                                                 Townhouse                          0.44%
SERVICING                             % OF LOAN GROUP            Condo Mid-Rise                     0.26%
Homecomings                                    97.94%            Manufactured Home                  0.21%
                                                                 Condo High-Rise                    0.02%
DELINQUENCY                           % OF LOAN GROUP
Current                                        84.38%            PERCENT OF POOL
30 to 59 Days Delinquent                       15.08%             WITH PREPAYMENT                  83.29%
                                                                 PENALTY
60 to 89 Days Delinquent                        0.54%
                                                                 PERCENT OF POOL
EXCEPTION CATEGORY                    % OF LOAN GROUP             OVER 80% LTV WITH MI              4.03%
Alternet Exceptions (RASC)                     88.16%
Expanded Criteria Exceptions                    9.11%
(RALI)
Jumbo A Exceptions (RFMSI)                      2.10%
Seasoned Loans                                  0.62%
Home Solutions                                  0.01%


                  CREDIT SCORE DISTRIBUTION OF THE GROUP II LOANS
                                                                    % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
RANGE OF CREDIT SCORES              LOANS         BALANCE             BALANCE
499 or less                             6          $621,814              0.10%
500 to 519                             54         6,658,923              1.11
520 to 539                             76        12,449,933              2.07
540 to 559                             85        11,937,829              1.99
560 to 579                            274        35,443,872              5.90
580 to 599                            587        78,076,416             13.01
600 to 619                            831       116,891,421             19.47
620 to 639                            678        97,440,248             16.23
640 to 659                            562        90,649,520             15.10
660 to 679                            319        52,806,642              8.80
680 to 699                            176        33,283,749              5.54
700 to 719                            109        19,785,359              3.30
720 to 739                             65        11,979,680              2.00
740 to 759                             66        16,113,174              2.68
760 or greater                         76        15,268,659              2.54
SUBTOTAL WITH SCORES                3,964       599,407,239             99.84
Not Available (1)                       6           855,275              0.14
TOTAL:                              3,970      $600,262,515            100.00%
(1) Group I Loans indicated as having a Credit Score that is "not available" include mortgage Loans where the Credit Score was not provided by the related seller and Group I Loans where no credit history can be obtained for the related mortgagor.

          ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE GROUP II LOANS
                                                                    % OF CURRENT
ORIGINAL MORTGAGE                 NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
AMOUNT ($)                          LOANS         BALANCE             BALANCE
0 to 100,000                        1,306      $97,212,238                16.19%
100,001 to 200,000                  1,884      267,481,445              44.56
200,001 to 300,000                    495      118,890,988              19.81
300,001 to 400,000                    172       58,891,047               9.81
400,001 to 500,000                     72       32,448,302               5.41
500,001 to 600,000                     24       13,132,983               2.19
600,001 to 700,000                     10        6,433,771               1.07
700,001 to 800,000                      4        2,958,108               0.49
800,001 to 900,000                      1          816,117               0.14
900,001 to 1,000,000                    1          914,359               0.15
1,000,001 to 1,100,000                  1        1,083,157               0.18
TOTAL:                              3,970     $600,262,515               100.00%

                      NET MORTGAGE RATES OF THE GROUP II LOANS
                                                                    % OF CURRENT
NET MORTGAGE                      NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                            LOANS         BALANCE             BALANCE
3.000 to 3.499                         1          $451,498               0.08%
3.500 to 3.999                         2           201,184              0.03
4.000 to 4.499                         6         1,693,108              0.28
4.500 to 4.999                        27         7,451,427              1.24
5.000 to 5.499                        81        19,926,726              3.32
5.500 to 5.999                        77        18,611,115              3.10
6.000 to 6.499                       187        43,886,309              7.31
6.500 to 6.999                       273        51,245,952              8.54
7.000 to 7.499                       487        87,639,475             14.60
7.500 to 7.999                       602        89,713,408             14.95
8.000 to 8.499                       838       115,629,301             19.26
8.500 to 8.999                       609        74,741,722             12.45
9.000 to 9.499                       418        50,053,190              8.34
9.500 to 9.999                       215        24,241,358              4.04
10.000 to 10.499                     112        11,759,648              1.96
10.500 to 10.999                      26         2,340,440              0.39
11.000 to 11.499                       8           619,202              0.10
12.500 to 12.999                       1            57,451              0.01
TOTAL:                             3,970      $600,262,515             100.00%

                        MORTGAGE RATES OF THE GROUP II LOANS
                                                                    % OF CURRENT
MORTGAGE                          NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
RATE (%)                            LOANS          BALANCE            BALANCE
3.500 to 3.999                         1          $451,498               0.08%
4.000 to 4.499                         2           201,184              0.03
4.500 to 4.999                         9         2,647,403              0.44
5.000 to 5.499                        44        11,197,368              1.87
5.500 to 5.999                        64        16,188,330              2.70
6.000 to 6.499                        81        18,039,753              3.01
6.500 to 6.999                       193        47,416,852              7.90
7.000 to 7.499                       219        38,775,419              6.46
7.500 to 7.999                       529        96,132,633             16.02
8.000 to 8.499                       486        73,899,848             12.31
8.500 to 8.999                       906       124,004,022             20.66
9.000 to 9.499                       575        72,636,223             12.10
9.500 to 9.999                       490        58,929,835              9.82
10.000 to 10.499                     205        22,143,254              3.69
10.500 to 10.999                     127        14,233,166              2.37
11.000 to 11.499                      28         2,532,941              0.42
11.500 to 11.999                      10           775,334              0.13
13.000 to 13.499                       1            57,451              0.01
TOTAL:                             3,970      $600,262,515             100.00%

                ORIGINAL LOAN-TO-VALUE RATIOS OF THE GROUP II LOANS
                                                                    % OF CURRENT
ORIGINAL LOAN-TO-VALUE            NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
RATIO (%)                           LOANS          BALANCE             BALANCE
0.01 to 50.00                         12        $2,943,060                0.49%
50.01 to 55.00                         6         1,223,552               0.20
55.01 to 60.00                        15         4,635,103               0.77
60.01 to 65.00                        15         3,983,850               0.66
65.01 to 70.00                        42        10,277,261               1.71
70.01 to 75.00                        84        17,308,996               2.88
75.01 to 80.00                       347        65,255,374              10.87
80.01 to 85.00                       159        27,305,882               4.55
85.01 to 90.00                       522        86,563,251              14.42
90.01 to 95.00                       938       139,774,582              23.29
95.01 to 100.00                    1,814       238,222,580              39.69
100.01 to 110.00                      16         2,769,024               0.46
TOTAL:                             3,970      $600,262,515              100.00%

      GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
STATE                               LOANS         BALANCE             BALANCE
California                            398     $103,557,659               17.25%
Florida                               386       50,867,691               8.47
Colorado                              162       32,507,008               5.42
Illinois                              196       31,102,139               5.18
Ohio                                  239       27,697,333               4.61
Michigan                              206       25,808,844               4.30
Texas                                 201       25,482,629               4.25
Virginia                              148       23,931,884               3.99
North Carolina                        195       23,285,766               3.88
Arizona                               152       22,870,578               3.81
Other                               1,687      233,150,985              38.84
TOTAL:                              3,970     $600,262,515              100.00%
(1) Other includes states and the District of Columbia with less than 3.00% concentrations individually.

                    MORTGAGE LOAN PURPOSE OF THE GROUP II LOANS
                                                                    % OF CURRENT
LOAN                              NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
PURPOSE                             LOANS         BALANCE             BALANCE
Purchase                            2,316     $328,454,459               54.72%
Equity Refinance                    1,460      236,890,626              39.46
Rate/Term Refinance                   194       34,917,430               5.82
TOTAL:                              3,970     $600,262,515              100.00%

                       OCCUPANCY TYPES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                                NUMBER OF       CURRENT PRINCIPAL      PRINCIPAL
OCCUPANCY                           LOANS         BALANCE             BALANCE
Primary Residence                   3,743      $572,296,014              95.34%
Non Owner-occupied                    211        25,145,567              4.19
Second/Vacation                        16         2,820,934              0.47
TOTAL:                              3,970      $600,262,515             100.00%

                   MORTGAGED PROPERTY TYPES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                                  NUMBER OF     CURRENT PRINCIPAL     PRINCIPAL
PROPERTY TYPE                       LOANS         BALANCE             BALANCE
Single-family detached              3,228      $474,453,161              79.04%
Planned Unit Developments             297        58,052,753              9.67
(detached)
Two- to four-family units             150        26,505,684              4.42
Condo Low-Rise (less than 5           162        22,944,127              3.82
stories)
Planned Unit Developments              85        12,741,853              2.12
(attached)
Townhouse                              25         2,636,758              0.44
Condo Mid-Rise (5 to 8 stories)        10         1,580,937              0.26
Manufactured Home                      12         1,242,398              0.21
Condo High-Rise (9 stories or           1           104,844              0.02
more)
TOTAL:                              3,970      $600,262,515             100.00%

              MORTGAGE LOAN DOCUMENTATION TYPES OF THE GROUP II LOANS
                                                                    % OF CURRENT
                                  NUMBER OF    CURRENT PRINCIPAL     PRINCIPAL
DOCUMENTATION TYPE                  LOANS         BALANCE             BALANCE
Full Documentation                  2,801      $390,281,941              65.02%
Reduced Documentation               1,169       209,980,575             34.98
TOTAL:                              3,970      $600,262,515             100.00%

                   PREPAYMENT PENALTY TERMS OF THE GROUP II LOANS
                                                                    % OF CURRENT
PREPAYMENT PENALTY                NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
None                                  543      $100,299,886              16.71%
12 Months                             133        28,125,347              4.69
24 Months                           1,834       277,888,045             46.29
36 Months                           1,367       180,045,744             29.99
60 Months                              74        10,773,281              1.79
Other (1)                              19         3,130,212              0.52
TOTAL:                              3,970      $600,262,515             100.00%
(1) Not 0, 12, 24, 36, 48 or 60 months and no more than 60 months.

                     INDEX TYPES OF THE GROUP II MORTGAGE LOANS
                                                                    % OF CURRENT
                      NUMBER OF CURRENT PRINCIPAL PRINCIPAL
INDEX TYPE                          LOANS         BALANCE             BALANCE
Treasury - 1 Year                      94      $25,644,645                4.27%
Libor - 6 Month                     3,817      562,858,259              93.77
Libor - 1 Year                         57       11,488,627               1.91
COFI - 11th District                    1          222,354               0.04
Prime Rate - Bank                       1           48,630               0.01
TOTAL:                              3,970     $600,262,515              100.00%

                  MAXIMUM MORTGAGE RATES (%) OF THE GROUP II LOANS
                                                                    % OF CURRENT
MAXIMUM MORTGAGE RATES (%)        NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
9.000 to 9.999                          3       $1,333,643                0.22%
10.000 to 10.999                       36       12,150,373               2.02
11.000 to 11.999                      134       28,689,529               4.78
12.000 to 12.999                      170       36,700,740               6.11
13.000 to 13.999                      535      100,446,196              16.73
14.000 to 14.999                    1,296      200,774,935              33.45
15.000 to 15.999                    1,146      143,248,196              23.86
16.000 to 16.999                      473       57,605,783               9.60
17.000 to 17.999                      153       17,154,872               2.86
18.000 to 18.999                       23        2,100,797               0.35
20.000 to 20.999                        1           57,451               0.01
TOTAL:                              3,970     $600,262,515               100.00%

              NEXT INTEREST RATE ADJUSTMENT DATE OF THE GROUP II LOANS
NEXT INTEREST RATE ADJUSTMENT                                       % OF CURRENT
DATE                              NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
April 2003                             5       $1,107,982                 0.18%
May 2003                               3          685,097                0.11
June 2003                              4        1,478,708                0.25
July 2003                              2          287,410                0.05
August 2003                            1          197,808                0.03
September 2003                         4          308,238                0.05
October 2003                           4          441,177                0.07
November 2003                          1          430,359                0.07
December 2003                          2          612,132                0.10
January 2004                           8        1,225,330                0.20
February 2004                          1           64,655                0.01
March 2004                             1           89,320                0.01
April 2004                             3          310,402                0.05
May 2004                               1           95,471                0.02
June 2004                              6          651,215                0.11
July 2004                              7        1,181,553                0.20
August 2004                           23        3,626,507                0.60
September 2004                        83       11,032,590                1.84
October 2004                         229       34,965,134                5.82
November 2004                        905      132,916,193               22.14
December 2004                        826      134,204,281               22.36
January 2005                         439       59,851,607                9.97
February 2005                        152       21,830,284                3.64
March 2005                            15        2,343,539                0.39
May 2005                               4          755,580                0.13
July 2005                              2          175,605                0.03
August 2005                            4        1,217,309                0.20
September 2005                        13        1,471,116                0.25
October 2005                          25        4,584,008                0.76
November 2005                        315       41,376,719                6.89
December 2005                        550       75,641,569               12.60
January 2006                         107       15,496,728                2.58
February 2006                         28        5,563,240                0.93
November 2006                          1          423,195                0.07
July 2007                              2        1,391,081                0.23
August 2007                            1          175,579                0.03
September 2007                         3          809,034                0.13
October 2007                           8        2,121,806                0.35
November 2007                          8        1,405,718                0.23
December 2007                         45       10,466,653                1.74
January 2008                          83       17,600,667                2.93
February 2008                         20        4,841,639                0.81
October 2009                           2        1,412,955                0.24
December 2009                          3          332,996                0.06
January 2010                          21        3,062,329                0.51
TOTAL:                             3,970     $600,262,515               100.00%

                       NOTE MARGIN (%) OF THE GROUP II LOANS
                                                                    % OF CURRENT
NOTE MARGIN (%)                   NUMBER OF   CURRENT PRINCIPAL       PRINCIPAL
TERM                                LOANS         BALANCE             BALANCE
less than 1.999                         1          $48,630               0.01%
2.000 to 2.499                         40        8,581,996              1.43
2.500 to 2.999                        150       34,238,219              5.70
3.000 to 3.499                         20        5,209,464              0.87
3.500 to 3.999                         30        7,528,643              1.25
4.000 to 4.499                         32        7,167,696              1.19
4.500 to 4.999                         71       14,291,743              2.38
5.000 to 5.499                        202       37,409,276              6.23
5.500 to 5.999                        168       32,070,150              5.34
6.000 to 6.499                        198       33,589,086              5.60
6.500 to 6.999                        350       56,943,840              9.49
7.000 to 7.499                        337       53,085,994              8.84
7.500 to 7.999                        485       72,795,095             12.13
8.000 to 8.499                        535       73,505,331             12.25
8.500 to 8.999                        541       71,075,970             11.84
9.000 to 9.499                        387       45,517,208              7.58
9.500 to 9.999                        203       23,493,993              3.91
10.000 to 10.499                      118       12,440,824              2.07
10.500 to 10.999                       52        5,853,927              0.98
11.000 to 11.499                       31        3,321,837              0.55
11.500 to 11.999                       16        1,856,552              0.31
12.000 or greater                       3          237,041              0.04
TOTAL:                              3,970     $600,262,515             100.00%


                          GROUP II NET WAC CAP ANALYSIS
PAYMENT DATE   NET WAC CAP (%)    NET WAC CAP STRESS     PAYMENT DATE    NET WAC CAP (%)    NET WAC CAP STRESS
               (1) (2)            (%) (1) (3)                            (1) (2)            (%) (1) (3)

 04/25/2003                8.174             8.174         04/25/2007                7.606          12.844
 05/25/2003                7.630             7.630         05/25/2007                7.859          13.272
 06/25/2003                7.385             7.385         06/25/2007                7.606          12.845
 07/25/2003                7.632             7.634         07/25/2007                7.860          13.502
 08/25/2003                7.386             7.389         08/25/2007                7.606          13.067
 09/25/2003                7.379             7.416         09/25/2007                7.607          13.067
 10/25/2003                7.626             7.664         10/25/2007                7.860          13.503
 11/25/2003                7.381             7.418         11/25/2007                7.607          13.068
 12/25/2003                7.628             7.667         12/25/2007                7.861          13.505
 01/25/2004                7.384             7.424         01/25/2008                7.607          13.070
 02/25/2004                7.386             7.426         02/25/2008                7.570          13.141
 03/25/2004                7.897             7.940         03/25/2008                8.092          14.000    (4)
 04/25/2004                7.390             7.430         04/25/2008                7.508          13.359
 05/25/2004                7.638             7.679         05/25/2008                7.738          13.856
 06/25/2004                7.394             7.434         06/25/2008                7.489          13.409
 07/25/2004                7.641             7.691         07/25/2008                7.739          13.856
 08/25/2004                7.395             7.453         08/25/2008                7.490          13.410
 09/25/2004                7.405             7.525         09/25/2008                7.490          13.410
 10/25/2004                7.653             7.777         10/25/2008                7.740          13.872
 11/25/2004                7.406             7.526         11/25/2008                7.491          13.424
 12/25/2004                7.654             7.778         12/25/2008                7.741          13.872
 01/25/2005                7.670             9.203         01/25/2009                7.491          13.425
 02/25/2005                7.671             9.204         02/25/2009                7.492          13.458
 03/25/2005                8.486            10.233         03/25/2009                8.295          14.000    (4)
 04/25/2005                7.665             9.244         04/25/2009                7.492          13.459
 05/25/2005                7.922             9.559         05/25/2009                7.743          13.908
 06/25/2005                7.647             9.283         06/25/2009                7.493          13.459
 07/25/2005                7.902            10.298         07/25/2009                7.743          13.908
 08/25/2005                7.648             9.967         08/25/2009                7.494          13.459
 09/25/2005                7.649             9.998         09/25/2009                7.494          13.459
 10/25/2005                7.905            10.332         10/25/2009                7.745          13.908
 11/25/2005                7.650            10.000         11/25/2009                7.495          13.459
 12/25/2005                7.905            10.334         12/25/2009                7.745          13.908
 01/25/2006                7.609            11.349         01/25/2010                7.496          13.460
 02/25/2006                7.609            11.350         02/25/2010                7.496          13.460
 03/25/2006                8.418            12.620         03/25/2010                8.300          14.000    (4)
 04/25/2006                7.603            11.399         04/25/2010                7.497          13.460
 05/25/2006                7.857            11.801         05/25/2010                7.747          13.909
 06/25/2006                7.604            11.421         06/25/2010                7.498          13.460
 07/25/2006                7.857            12.772         07/25/2010                7.748          13.909
 08/25/2006                7.604            12.361         08/25/2010                7.498          13.460
 09/25/2006                7.604            12.366         09/25/2010                7.499          13.460
 10/25/2006                7.858            12.779         10/25/2010                7.749          13.909
 11/25/2006                7.605            12.367         11/25/2010                7.500          13.460
 12/25/2006                7.858            12.780         12/25/2010                7.750          13.909
 01/25/2007                7.605            12.812         01/25/2011                7.500          13.461
 02/25/2007                7.605            12.812         02/25/2011                7.501          13.461
 03/25/2007                8.420            14.000

(1) Net WAC Cap = (Group II Net Mortgage Interest) / (Aggregate Group II Loan Balance) x (360/Actual # Days) (2) Assumes no losses, 10% optional call, Pricing Prepayment Speed Assumption, and 6 month LIBOR, 12 month
    LIBOR and 1Year CMT remain constant at 1.21%, 1.21 and 1.15%, respectively.
(3) Assumes no losses, 10% optional call, Pricing Prepayment Speed Assumption, and 6 month LIBOR, 12 month LIBOR and 1Year CMT each remain constant at 20%.
(4) Capped at 14%



                                 GROUP I SENSITIVITY ANALYSIS
                                         TO 10% CALL
FIXED / ADJUSTABLE HEP    0.00% /     11.50% /   17.25% /    23.00% /   28.75% /    34.50% /
                            0.00%      12.50%      18.75%     25.00%     31.25%      37.50%

CLASS A-I-1
DM @ 100.00 (ACT/360)        11.0       11.0        11.0       11.0       11.0        11.0
Avg. Life (yrs)             10.30       1.62        1.15       0.90       0.75        0.64
Mod. Duration (yrs)          9.47       1.61        1.15       0.90       0.75        0.65
Window                    Apr03 -     Apr03 -    Apr03 -     APR03 -    Apr03 -      Apr03 -
                            May21       Sep06      Aug05       JAN05      Sep04       Jun04

CLASS A-I-2
Yield @ 100.00 (30/360)     2.365       2.333      2.313       2.294      2.275       2.255
Avg. Life (yrs)             19.24       3.90        2.64       2.00       1.61        1.34
Mod. Duration (yrs)         15.29       3.68        2.53       1.93       1.56        1.31
Window                    May21 -     Sep06 -    Aug05 -     JAN05 -    Sep04 -      Jun04 -
                            Jun23       Jul07      Feb06       MAY05      Dec04       Sep04

CLASS A-I-3
Yield @ 100.00 (30/360)     2.911       2.888      2.871       2.854      2.837       2.819
Avg. Life (yrs)             23.11       6.29        4.06       3.00       2.37        1.95
Mod. Duration (yrs)         16.60       5.65        3.77       2.83       2.26        1.87
Window                    Jun23 -     Jul07 -    Feb06 -     MAY05 -    Dec04 -      Sep04 -
                            Oct28       Jun12      Oct08       MAR07      Apr06       Sep05

CLASS A-I-4
Yield @ 100.00 (30/360)     3.947       3.935      3.921       3.905      3.888       3.871
Avg. Life (yrs)             26.80       11.68       7.35       5.00       3.82        3.05
Mod. Duration (yrs)         16.29       9.18        6.25       4.45       3.49        2.83
Window                    Oct28 -     Jun12 -    Oct08 -     MAR07 -    Apr06 -      Sep05 -
                            Feb31       Sep17      Feb13       JUL09      Dec07       Dec06

CLASS A-I-5
Yield @ 100.00(30/360)      5.174       5.164      5.156       5.144      5.130       5.114
Avg. Life (yrs)             28.29       15.30      11.16       8.09       6.06        4.77
Mod. Duration (yrs)         14.60       10.36       8.30       6.46       5.08        4.13
Window                    Feb31 -     Sep17 -    Feb13 -     JUL09 -    Dec07 -      Dec06 -
                            Jul31       Aug18      Jul14       SEP11      Dec09       Sep08

CLASS A-I-6
Yield @ 100.00(30/360)      4.246       4.230      4.226       4.222      4.217       4.209
Avg. Life (yrs)             14.22       7.98        7.09       6.44       5.73        4.98
Mod. Duration (yrs)         10.21       6.55        5.95       5.49       4.97        4.39
Window                    Apr06 -     Apr06 -    Apr06 -     APR06 -    Apr06 -      Apr06 -
                            Jul31       Aug18      Jul14       SEP11      Dec09       Sep08






                                 GROUP I SENSITIVITY ANALYSIS
                                         TO MATURITY
FIXED / ADJUSTABLE HEP    0.00% /     11.50% /   17.25% /   23.00% /    28.75% /    34.50% /
                            0.00%      12.50%     18.75%      25.00%     31.25%      37.50%

CLASS A-I-1
DM @ 100.00 (ACT/360)        11.0       11.0       11.0        11.0       11.0        11.0
Avg. Life (yrs)             10.30       1.62       1.15        0.90       0.75        0.64
Mod. Duration (yrs)          9.47       1.61       1.15        0.90       0.75        0.65
Window                    Apr03 -     Apr03 -    Apr03 -    APR03 -     Apr03 -      Apr03 -
                            May21       Sep06      Aug05      JAN05       Sep04       Jun04

CLASS A-I-2
Yield @ 100.00 (30/360)     2.365       2.333      2.313      2.294       2.275       2.255
Avg. Life (yrs)             19.24       3.90       2.64        2.00       1.61        1.34
Mod. Duration (yrs)         15.29       3.68       2.53        1.93       1.56        1.31
Window                    May21 -     Sep06 -    Aug05 -    JAN05 -     Sep04 -      Jun04 -
                            Jun23       Jul07      Feb06      MAY05       Dec04       Sep04

CLASS A-I-3
Yield @ 100.00 (30/360)     2.911       2.888      2.871      2.854       2.837       2.819
Avg. Life (yrs)             23.11       6.29       4.06        3.00       2.37        1.95
Mod. Duration (yrs)         16.60       5.65       3.77        2.83       2.26        1.87
Window                    Jun23 -     Jul07 -    Feb06 -    MAY05 -     Dec04 -      Sep04 -
                            Oct28       Jun12      Oct08      MAR07       Apr06       Sep05

CLASS A-I-4
Yield @ 100.00 (30/360)     3.947       3.935      3.921      3.905       3.888       3.871
Avg. Life (yrs)             26.80       11.68      7.35        5.00       3.82        3.05
Mod. Duration (yrs)         16.29       9.18       6.25        4.45       3.49        2.83
Window                    Oct28 -     Jun12 -    Oct08 -    MAR07 -     Apr06 -      Sep05 -
                            Feb31       Sep17      Feb13      JUL09       Dec07       Dec06

CLASS A-I-5
Yield @ 100.00 (30/360)     5.178       5.225      5.229      5.232       5.215       5.176
Avg. Life (yrs)             28.85       18.84      13.91      10.29       7.52        5.52
Mod. Duration (yrs)         14.73       11.70      9.61        7.70       5.99        4.63
Window                    Feb31 -     Sep17 -    Feb13 -    JUL09 -     Dec07 -      Dec06 -
                            Dec32       Nov30      Apr26      JUL21       Dec17       May15

CLASS A-I-6
Yield @ 100.00 (30/360)     4.246       4.231      4.226      4.223       4.220       4.218
Avg. Life (yrs)             14.22       7.99       7.14        6.58       6.19        5.89
Mod. Duration (yrs)         10.21       6.56       5.98        5.58       5.29        5.07
Window                    Apr06 -     Apr06 -    Apr06 -    APR06 -     Apr06 -      Apr06 -
                            Oct32       Sep30      Feb26      APR21       Nov17       Mar15





                                GROUP II SENSITIVITY ANALYSIS
                                         TO 10% CALL
FIXED / ADJUSTABLE HEP    0.00% /    11.50% /   17.25% /    23.00% /    28.75% /   34.50% /
                            0.00%     12.50%      18.75%      25.00%     31.25%      37.50%

CLASS A-II
DM @ 100.00 (ACT/360)       35.0       35.0        35.0        35.0       35.0        35.0
Avg. Life (yrs)             18.27      5.52        3.80        2.85       2.26        1.86
Mod. Duration (yrs)         15.36      5.14        3.63        2.77       2.21        1.83
Window                    Apr03 -    Apr03 -    Apr03 -     APR03 -     Apr03 -    Apr03 -
                            Oct31      Aug18      Nov13       FEB11       May09      Mar08






                                GROUP II SENSITIVITY ANALYSIS
                                         TO MATURITY
FIXED / ADJUSTABLE HEP    0.00% /    11.50% /   17.25% /    23.00% /    28.75% /   34.50% /
                            0.00%     12.50%      18.75%      25.00%     31.25%      37.50%

CLASS A-II
DM @ 100.00 (ACT/360)       35.1       36.7        37.2        37.3       37.4        37.4
Avg. Life (yrs)             18.32      5.90        4.10        3.10       2.46        2.01
Mod. Duration (yrs)         15.39      5.43        3.88        2.97       2.39        1.97
Window                    Apr03 -    Apr03 -    Apr03 -     APR03 -     Apr03 -    Apr03 -
                            Dec32      Sep30      Aug25       AUG20       Dec16      May14



                                    CONTACTS

           NORTH AMERICAN ABS AND CONDUITS
                                      Phone
 NY:       Chris Schiavone            834-5372
           Tom Roh                    834-5936
           Philip Li                  834-5033
           Phillip Chun               834-5435
           Darya Zhuk                 834-5308



               SYNDICATE/SALES DESK
                                   Phone
 NY:      Brian McDonald           834-4154
          Randall Outlaw           834-4154
          Stacey Mitchell          834-4154

          Jens Hofmann        011-44-207-779-2322

               ASSET-BACKED TRADING
                                   Phone
 NY:      Peter Basso              834-3720
          John Lennon              834-3720





---------------------------------------------------
                   PLEASE DIRECT
          ALL QUESTIONS AND ORDERS TO THE:
                   SYNDICATE DESK

             BRIAN MCDONALD (834-4154)
             RANDALL OUTLAW (834-4154)
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---------------------------------------------------